Exhibit 10.89.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of October 25, 2010

to

CREDIT AGREEMENT

Dated as of October 16, 2009

THIS AMENDMENT NO. 2 (“Amendment”) is made as of October 25, 2010 by and among Endo Pharmaceuticals Holdings Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Credit Agreement dated as of October 16, 2009 by and among the Borrower, the Lenders and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to make certain amendments to the Credit Agreement;

WHEREAS, the parties hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.20 of the Credit Agreement is hereby amended to delete the reference to “$100,000,000” appearing therein and to replace such reference with the reference “$500,000,000”.

(b) Section 2.20 of the Credit Agreement is hereby further amended to insert “each Increasing Lender participating in such tranche,” immediately after the reference to “executed by the Borrower,” appearing in the third to last sentence thereof.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has executed and delivered its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee in the amount specified by the Administrative Agent to the Lenders and (c) the Borrower shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principle of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENDO PHARMACEUTICALS HOLDINGS INC., as the Borrower

By	/s/ Alan G. Levin
Name: Alan G. Levin
Title: Chief Financial Officer

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By	/s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

BARCLAYS BANK PLC

By	/s/ David Barton
Name: David Barton
Title: Director

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

MORGAN STANLEY BANK, N.A.

By	/s/ Scott Taylor
Name: Scott Taylor
Title: Authorized Signatory

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

ROYAL BANK OF CANADA

By	/s/ Mustafa S. Topiwalla
Name: Mustafa S. Topiwalla
Title: Authorized Signatory

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

BANK OF AMERICA, N.A.

By	/s/ Jill J. Hogan
Name: Jill J. Hogan
Title: Vice President

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Carin Keegan
Name: Carin Keegan Title: Director

By	/s/ Erin Morrissey
Name: Erin Morrissey Title: Vice President

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

CITIBANK N.A.

By	/s/ Munira Musadek
Name: Munira Musadek Title: Vice President

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

UBS LOAN FINANCE LLC

By	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

By	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch)

By	/s/ Ari Bruger
Name: Ari Bruger Title: Vice President

By	/s/ Kevin Buddhdew
Name: Kevin Buddhdew Title: Associate

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By	/s/ Padraig Rushe
Name: Padraig Rushe Title: Director

By	/s/ Philip Greene
Name: Philip Greene Title: Deputy Manager

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Meredith Jermann
Name: Meredith Jermann
Title: Vice President

Signature Page to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009

CONSENT AND REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of October 16, 2009 (the “Credit Agreement”) by and among Endo Pharmaceuticals Holdings Inc. (the “Borrower”), the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), which Amendment No. 2 is dated as of October 25, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement (including, but not limited to, the Subsidiary Guaranty) and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: October 25, 2010

[Signature Page Follows]

ENDO PHARMACEUTICALS INC.

By	/s/ Alan G. Levin
Name: Alan G. Levin
Title: EVP & CFO

ENDO PHARMACEUTICALS SOLUTIONS INC.

By	/s/ Alan G. Levin
Name: Alan G. Levin
Title: EVP & CFO

ENDO PHARMACEUTICALS VALERA INC.

By	/s/ Alan G. Levin
Name: Alan G. Levin
Title: EVP & CFO

HEALTHTRONICS, INC.

By	/s/ Richard Rusk
Name: Richard Rusk
Title: CFO

Signature Page to Consent and Reaffirmation to Amendment No. 2

Endo Pharmaceuticals Holdings Inc.

Credit Agreement dated as of October 16, 2009